UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2005

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See description of additional loan in Item 2.03 below.

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2005, GTC Biotherapeutics, Inc. (“GTC”) issued a press release announcing GTC’s financial results for the fourth quarter and year ended January 2, 2005. Pursuant to Item 2.02, a copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by GTC under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation.

On February 25, 2005, GTC expanded its $10 million senior secured credit facility with General Electric Capital Corporation (“GECC”) by $2.4 million in order to refinance an equal principal amount due on April 4, 2005 under GTC’s note payable to Genzyme Corporation. GTC’s new loan is evidenced by an additional note in favor of GECC that bears interest at a fixed interest rate of 10.01% per annum and is payable in thirty-six (36) consecutive monthly installment of $77,452.50 of principal and interest. The first periodic installment is due and payable on April 1, 2005. GTC may not prepay the loan prior to February 25, 2006 and thereafter any prepayment is subject to a premium that starts at 5% and declines to 4% on prepayments prior to February 25, 2008. The new loan is secured by the same collateral that secures GECC’s existing loan to GTC, including substantially all of GTC’s existing and future acquired assets other than intellectual property.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Promissory Note, dated February 25, 2005, by and between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Furnished herewith.

99.1	Press release of GTC Biotherapeutics, Inc., dated March 2, 2005, reporting GTC’s financial results for the fourth quarter and year ended January 2, 2005, furnished herewith pursuant to Item 2.02.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: March 2, 2005	By:	/s/ John B. Green
John B. Green
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note, dated February 25, 2005, by and between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Furnished herewith.

99.1	Press release of GTC Biotherapeutics, Inc., dated March 2, 2005, reporting GTC’s financial results for the fourth quarter and year ended January 2, 2005, furnished herewith pursuant to Item 2.02. Furnished herewith.

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